Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three month period ended March 31,
	2011	2010
	(unaudited; in millions, except per unit amounts)
Operating revenue	$2,288.9	$1,931.2

Operating expenses
Cost of natural gas	1,829.5	1,524.2
Environmental costs, net of recoveries	(34.6)	4.6
Operating and administrative	162.5	131.4
Power	35.6	32.3
Depreciation and amortization	88.4	67.9

	2,081.4	1,760.4

Operating income	207.5	170.8
Interest expense	79.4	59.3
Other income	6.0	16.8

Income before income tax expense	134.1	128.3
Income tax expense	2.3	2.2

Net income	131.8	126.1
Less: Net income attributable to noncontrolling interest	14.7	10.7

Net income attributable to general and limited partner ownership interest in Enbridge Energy Partners, L.P.	$117.1	$115.4

Net income allocable to limited partner interests	$96.7	$99.2

Net income per limited partner unit (basic and diluted)	$0.38	$0.42

Weighted average limited partner units outstanding	252.8	235.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three month period ended March 31,
	2011	2010
	(unaudited; in millions)
Cash provided by operating activities
Net income	$131.8	$126.1
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	88.4	67.9
Derivative fair value losses (gains)	16.7	(8.1)
Inventory market price adjustments	—	1.1
Environmental costs, net of recoveries	(34.4)	4.6
Other	(6.8)	(11.8)
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	23.4	27.3
Due from General Partner and affiliates	(0.6)	3.1
Accrued receivables	119.6	(42.4)
Inventory	48.4	(1.3)
Current and long-term other assets	1.9	1.7
Due to General Partner and affiliates	0.5	23.4
Accounts payable and other	23.4	(2.4)
Environmental liabilities	(90.2)	(2.3)
Accrued purchases	(85.8)	3.1
Interest payable	17.7	32.7
Property and other taxes payable	6.1	(0.9)
Settlement of interest rate derivatives	—	(13.2)

Net cash provided by operating activities	260.1	208.6

Cash used in investing activities
Additions to property, plant and equipment	(181.6)	(189.1)
Changes in construction payables	(6.3)	(26.3)
Other	(1.5)	0.1

Net cash used in investing activities	(189.4)	(215.3)

Cash (used in) provided by financing activities
Net proceeds from unit issuances	57.1	—
Distributions to partners	(132.0)	(115.2)
Repayment of loan from General Partner	—	(324.6)
Net proceeds from issuances of long-term debt	—	496.1
Net repayments under Credit Facility	—	(765.0)
Net commercial paper borrowings	25.0	274.9
Borrowings from General Partner	2.6	387.8
Contribution from noncontrolling interest	3.2	77.3
Distributions to noncontrolling interest	(21.8)	—

Net cash (used in) provided by financing activities	(65.9)	31.3

Net increase in cash and cash equivalents	4.8	24.6
Cash and cash equivalents at beginning of year	144.9	143.6

Cash and cash equivalents at end of period	$149.7	$168.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31, 2011	December 31, 2010
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$149.7	$144.9
Receivables, trade and other, net of allowance for doubtful accounts of $2.1 in 2011 and $1.8 in 2010	206.2	171.2
Due from General Partner and affiliates	27.7	27.1
Accrued receivables	562.9	683.7
Inventory	86.3	134.7
Other current assets	54.3	58.3

	1,087.1	1,219.9
Property, plant and equipment, net	8,737.6	8,641.6
Goodwill	246.7	246.7
Intangibles, net	273.6	276.4
Other assets, net	59.2	56.4

	$10,404.2	$10,441.0

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities
Due to General Partner and affiliates	$50.9	$53.3
Accounts payable and other	355.4	289.2
Environmental liabilities	147.8	227.0
Accrued purchases	519.0	596.4
Interest payable	78.0	60.3
Property and other taxes payable	55.2	49.1
Note payable to General Partner	17.4	11.6
Current maturities of long-term debt	31.0	31.0

	1,254.7	1,317.9
Long-term debt	4,804.1	4,778.9
Note payable to General Partner	332.6	335.8
Other long-term liabilities	144.8	122.9

	6,536.2	6,555.5

Commitments and contingencies

Partners' capital
Class A common units (105,454,102 and 104,542,053 at March 31, 2011 and December 31, 2010, respectively)	2,665.3	2,641.0
Class B common units (3,912,750 at March 31, 2011 and December 31, 2010) i-units (17,928,170 and 17,642,711 at March 31, 2011 and December 31, 2010, respectively)	65.3 596.7	64.9 579.1
General Partner	258.3	256.8
Accumulated other comprehensive income (loss)	(179.1)	(121.7)

Total Enbridge Energy Partners, L.P. partners' capital	3,406.5	3,420.1
Noncontrolling interest	461.5	465.4

Total partners' capital	3,868.0	3,885.5

	$10,404.2	$10,441.0

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

In February 2011, the board of directors of Enbridge Energy Management, L.L.C., or Enbridge Management, as delegate of our General Partner, approved a split of our units to be effected by a distribution on April 21, 2011 of one common unit for each common unit outstanding and one i-unit for each i-unit outstanding to unit holders of record on April 7, 2011. As a result of this unit split, we have retrospectively restated the computation of our “Net income per limited partner unit (basic and diluted)” in the table below to present the current and prior year amounts on a split-adjusted basis. Additionally, the formula for distributing available cash among our General Partner and limited partners was revised to take effect of this unit split, as set forth in our partnership agreement, as amended, and is presented below.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly Distribution	Up to $0.295	2%	98%
First Target Distribution	> $0.295 to $0.35	15%	85%
Second Target Distribution	> $0.35 to $0.495	25%	75%
Over Second Target Distribution	In excess of $0.495	50%	50%

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement.

We determined net income per limited partner unit as follows:

	For the three month period ended March 31,
	2011	2010
	(in millions, except per unit amounts)
Net income	$131.8	$126.1
Less: Net income attributable to noncontrolling interest	14.7	10.7

Net income attributable to general and limited partner interests in Enbridge Energy Partners, L.P.	117.1	115.4
Less distributions paid:
Incentive distributions to our general partner	(18.4)	(14.2)
Distributed earnings allocated to our general partner	(2.7)	(2.4)

Total distributed earnings to our general partner	(21.1)	(16.6)
Total distributed earnings to our limited partners	(130.9)	(118.3)

Total distributed earnings	(152.0)	(134.9)

Overdistributed earnings	$(34.9)	$(19.5)

Weighted average limited partner units outstanding	252.8	235.8

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.52	$0.50
Overdistributed earnings per limited partner unit (2)	(0.14)	(0.08)

Net income per limited partner unit (basic and diluted)	$0.38	$0.42

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas, and Marketing.

The following tables present financial information about our business segments and corporate activities:

	As of and for the three month period ended March 31, 2011
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$302.2	$1,802.0	$551.1	$—	$2,655.3
Less: Intersegment revenue	0.4	352.3	13.7	—	366.4

Operating revenue	301.8	1,449.7	537.4	—	2,288.9
Cost of natural gas	—	1,293.8	535.7	—	1,829.5
Environmental costs, net of recoveries	(34.2)	(0.4)	—	—	(34.6)
Operating and administrative	66.2	93.6	1.6	1.1	162.5
Power	35.6	—	—	—	35.6
Depreciation and amortization	48.5	39.9	—	—	88.4

Operating income	185.7	22.8	0.1	(1.1)	207.5
Interest expense	—	—	—	79.4	79.4
Other income	—	—	—	6.0	6.0

Income from continuing operations before income tax expense	185.7	22.8	0.1	(74.5)	134.1
Income tax expense	—	—	—	2.3	2.3

Net income	185.7	22.8	0.1	(76.8)	131.8
Less: Net income attributable to the noncontrolling interest	—	—	—	14.7	14.7

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$185.7	$22.8	$0.1	$(91.5)	$117.1

Total assets	$5,656.5	$4,368.6	$200.6	$178.5	$10,404.2

Capital expenditures (excluding acquisitions)	$112.6	$66.6	$—	$2.4	$181.6

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as certain taxes, which are not allocated to the business segments.

	As of and for the three month period ended March 31, 2010
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)

Total revenue	$262.1	$1,390.6	$693.8	$—	$2,346.5
Less: Intersegment revenue	0.3	405.9	9.1	—	415.3

Operating revenue	261.8	984.7	684.7	—	1,931.2
Cost of natural gas	—	847.8	676.4	—	1,524.2
Environmental costs	4.6	—	—	—	4.6
Operating and administrative	59.1	69.6	2.7	—	131.4
Power	32.3	—	—	—	32.3
Depreciation and amortization	37.1	30.7	0.1	—	67.9

Operating income	128.7	36.6	5.5	—	170.8
Interest expense	—	—	—	59.3	59.3
Other income	—	—	—	16.8	16.8

Income from continuing operations before income tax expense	128.7	36.6	5.5	(42.5)	128.3
Income tax expense	—	—	—	2.2	2.2

Income from continuing operations	128.7	36.6	5.5	(44.7)	126.1
Loss from discontinued operations	—	—	—	—	—

Net income	128.7	36.6	5.5	(44.7)	126.1
Less: Net income attributable to the noncontrolling interest	—	—	—	10.7	10.7

Net income attributable to general and limited partner ownership interests in Enbridge Energy Partners, L.P.	$128.7	$36.6	$5.5	$(55.4)	$115.4

Total assets	$5,323.1	$3,324.4	$243.9	$268.6	$9,160.0

Capital expenditures (excluding acquisitions)	$162.9	$24.3	$—	$1.9	$189.1

(1)

Corporate consists of interest expense, interest income, allowance for equity during construction, noncontrolling interest and other costs such as certain taxes, which are not allocated to the business segments.